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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): JANUARY 5, 2004

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                               DT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-23400                44-0537828
(State or other jurisdiction of     (Commission File           (IRS Employer
 incorporation or organization)          Number)            Identification No.)


                              907 WEST FIFTH STREET
                               DAYTON, OHIO 45407
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 586-5600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 5, 2004, DT Industries, Inc. (the "Company") issued a press release announcing that it failed to make mandatory principal prepayments under its senior credit facility in the aggregate amount of approximately $2.7 million due on December 31, 2003 and is therefore in default under the facility. The Company also announced that it has entered into an agreement to sell its Converting Technologies division. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.  The following exhibit is filed herewith.


 EXHIBIT NO.  EXHIBIT
      99.1    Press Release dated January 5, 2004.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 6, 2004

                                          DT INDUSTRIES, INC.


                                          By:   /s/ Dennis S. Dockins
                                                -----------------------------
                                                Dennis S. Dockins
                                                General Counsel and Secretary


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                                  EXHIBIT INDEX



 EXHIBIT NO.  EXHIBIT
     99.1     Press Release dated January 5, 2004.